Dreyfus
Short-Intermediate
Municipal Bond Fund



SEMIANNUAL REPORT September 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                     Dreyfus Short-Intermediate
                                                            Municipal Bond Fund


LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Short-Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2002 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit sensitive, such as lower rated bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002


2


DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Short-Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended September 30, 2002, the fund achieved a total return of 3.50% .(1) In comparison, the Lehman Brothers 3-Year Municipal Bond Index, the fund' s benchmark, achieved a total return of 5.22% for the same period.(2) Additionally, the fund is reported in the Lipper Short Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 2.91%.(3)

The fund's performance was primarily influenced by low interest rates, lackluster economic growth and a "flight to quality" among investors. The fund underperformed its benchmark mainly because it had a shorter duration. However, we are pleased that the fund produced higher returns than its Lipper category average, which we attribute to its focus on the longer end of its maturity range relative to the average.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.

To achieve our goal, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on
                                                                     The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best returns over an anticipated range of interest-rate levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

When the reporting period began, the nation was in the midst of an economic recovery that proved to be far less robust than most investors had expected. Uncertain economic conditions were further aggravated by spreading corporate scandals and growing international tensions. As a result, the Federal Reserve Board (the "Fed" ) continued to maintain short-term interest rates at their lowest level in 40 years. In addition, demand for intermediate-term municipal bonds surged as investors sought a relatively safe haven from the falling stock market.

These forces created a very strong environment for municipal bonds, especially those with intermediate-term maturities. In fact, if strong market conditions persist through the end of the year, 2002 will mark the third consecutive year of positive returns for municipal bonds.

At the same time, however, many states and municipalities lost jobs during the recession and have collected less tax revenue than they originally anticipated. Various states have bridged their budget deficits by reducing expenses, raising taxes, tapping Rainy Day Funds and borrowing in the tax-exempt bond market. As a result, more tax-exempt bonds were issued during the reporting period than during the same period one year earlier. Although an increase in supply usually puts upward pressure on yields, new issuance during the reporting period was easily absorbed by robust demand from seemingly shell-shocked equity investors, keeping yields low.

4

As a result of these various influences, the difference between yields at the short and long ends of the short-intermediate maturity range widened during the reporting period. Because we focused primarily on bonds with intermediate-term maturities, the fund benefited by capturing higher yields for as long as practical. At the same time, we intensified our emphasis on higher credit quality by selling some of the fund' s corporate-backed holdings.

What is the fund's current strategy?

We have continued to focus on intermediate-term bonds, maintaining the fund's weighted average maturity near its maximum of three years. Because of ongoing economic uncertainty, we continue to reduce the fund' s corporate-related holdings, which continue to underperform, in favor of higher rated securities that can be bought and sold quickly and easily. In addition, we have emphasized income-oriented securities that tend to retain more of their value during market declines, but are apt to lag the averages during market rallies. While we have continued to focus on bonds with maturities toward the long end of the spectrum, we are prepared to reduce the fund's weighted average maturity if the market shows signs of weakening or the Fed reduces short-term interest rates further.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund  5

STATEMENT OF INVESTMENTS

September 30, 2002 (Unaudited)



                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.3%                                                          Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA--1.3%

Phoenix, Street and Highway User, Revenue

   5%, 7/1/2006 (Insured; FGIC)                                                               4,300,000               4,730,430

CALIFORNIA--1.4%

California Statewide Communities Development Authority,
   COP (The Internext Group) 4.25%, 4/1/2005                                                  1,975,000               2,035,790

Riverside County Public Financing Authority, COP:

   5%, 5/15/2003                                                                                980,000                 988,996

   5.125%, 5/15/2004                                                                          1,030,000               1,053,896

San Diego County, COP

  (Burnham Institute):

      4.80%, 9/1/2003                                                                           200,000                 205,320

      5.15%, 9/1/2006                                                                           600,000                 639,048

COLORADO--3.8%

City and County of Denver, Airport Revenue

   8.61%, 11/15/2005 (Insured; FGIC)                                                          5,000,000  (a,b)         5,935,950

Mesa County Valley School District No. 51, COP:

   4%, 12/1/2003                                                                              1,055,000                1,074,644

   4%, 12/1/2004                                                                              1,000,000                1,029,740

Tower Metropolitan District, Improvement

   4%, 11/30/2005                                                                             5,000,000                5,235,450

CONNECTICUT--.2%

Greenwich Housing Authority, MFHR (Greenwich Close):

   5.95%, 9/1/2006                                                                              310,000                  319,793

   6.05%, 9/1/2007                                                                              330,000                  340,289

DISTRICT OF COLUMBIA--.7%

District of Columbia, Tax Increment Revenue

   (Mandarin Oriental) Zero Coupon, 7/1/2005 (Insured; FSA)                                   2,890,000                2,701,890

FLORIDA--2.3%

Highlands County Health Facilities Authority, Revenue

   (Adventist Health/Sunbelt) 3.35%, 9/1/2005                                                 4,000,000                4,061,880

Lee County Industrial Development Authority,
   Health Care Facilities Revenue

   (Cypress Cove Healthpack):

      5.625%, 10/1/2002                                                                       2,000,000                1,999,840

      5.875%, 10/1/2004                                                                       2,000,000                2,007,920

GEORGIA--1.2%

Milledgeville-Baldwin County Development Authority,
  Student Housing Revenue

   (Georgia College and State University Foundation)
   5%, 9/1/2004                                                                               4,000,000                4,205,760


6

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS--3.5%

Alton, Hospital Facility Revenue
  (Saint Anthonys Health Center)

   5.875%, 9/1/2006                                                                           2,060,000                2,145,037

Chicago Housing Authority, Capital Program Revenue

   5%, 7/1/2006                                                                               4,000,000                4,297,200

Flora, Revenue (Heritage Woods Project)

   3.75%, 10/23/2004 (LOC; Federal Home Loan Bank)                                            3,250,000                3,327,935

Illinois Development Finance Authority, Revenue

   (Olin Corp. Project) 4.50%, 6/1/2004                                                       2,500,000                2,512,250

INDIANA--3.1%

Indiana Secondary Market for Education Loans Inc.,
  Education Loan Revenue

   4.90%, 12/1/2005 (Insured; AMBAC)                                                          4,500,000                4,809,825

Princeton, PCR (PSI Energy Inc. Project)

   3.25%, 10/1/2002                                                                           6,000,000                6,000,300

IOWA--2.5%

Eddyville, PCR ( Cargill Inc. Project)
   5.40%, 10/1/2006                                                                           2,760,000                3,035,448

Iowa Student Loan Liquidity Corp.,
   Student Loan Revenue

   7.97%, 12/1/2005                                                                           5,000,000  (a,b)         5,704,200

KANSAS--2.1%

Burlington, Environmental Improvement Revenue

  (Kansas City Power and Light):

      4.75%, 10//1/2007                                                                       4,125,000                4,217,070

      4.75%, 10/1/2017                                                                        3,000,000                3,066,990

LOUISIANA--3.8%

Calcasieu Parish Industrial Development Board, PCR
  (Occidental Petroleum Project)

   4.80%, 12/1/2006                                                                           3,000,000                3,182,340

Saint Charles Parish, PCR:

   8.496%, 10/01/2003                                                                         5,100,000  (a,b)         5,308,896

   (Entergy Louisiana Inc. Project):

      4.90%, 6/1/2005                                                                         5,000,000                5,033,200

      5.35%, 10/1/2003                                                                           50,000                   51,034

MARYLAND--1.4%

Frederick County Retirement Community, Revenue
  (Extras-Buckinghmas Choice)

   5.375%, 1/1/2003                                                                           4,900,000                4,905,586

                                                                                                        The Fund   7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--2.1%

Massachusetts Development Finance Agency, RRR
  (Semass System)

   5%, 1/1/2005 (Insured; MBIA)                                                               4,000,000                4,258,800

Massachusetts Health and Educational
   Facilities Authority, Revenue

   (Caritas Christi Obligation Group) 5.25%, 7/1/2006                                         3,000,000                3,145,800

MICHIGAN--5.5%

Michigan Hospital Finance Authority:

  (Ascension Health Credit):

      5.05%, 11/15/2004                                                                       4,025,000                4,296,164

      5.20%, 11/15/2005                                                                       2,500,000                2,745,200

   (Genesys Regional Medical)

      5.25%, 10/1/2002                                                                        1,000,000                1,000,100

   (Sparrow Obligation Group):

      5%, 11/15/2005                                                                          1,250,000                1,351,487

      5%, 11/15/2006                                                                          1,500,000                1,637,940

      5.25%, 11/15/2008                                                                       3,000,000                3,344,430

Michigan Strategic Fund, Exempt Facility Revenue

   (Waste Management Inc. Project)
   4.20%, 8/1/2004                                                                            5,000,000                5,020,800

MISSISSIPPI--.8%

Adams County, PCR

   (International Paper Co.) 5.625%, 11/15/2006                                               2,850,000                2,937,267

NEBRASKA--1.6%

University of Nebraska Facilities Corp., Revenue

  (University of Nebraska Medical Center Research Project)

   4%, 2/15/2006                                                                              5,460,000                5,780,611

NEVADA--.9%

Washoe County Airport Authority,
  Airport System Improvement Revenue

   5%, 7/1/2005 (Insured; FGIC)                                                               3,025,000                3,274,835

NEW JERSEY--3.0%

New Jersey Economic Development Authority:

  Department of Human Services (Pooled Financing)

      4%, 7/1/2005                                                                            1,350,000                1,420,267

   First Mortgage Revenue

      (Cadbury Corp. Project):

         4.65%, 7/1/2006 (Insured; ACA)                                                       1,565,000                1,616,019

         5%, 7/1/2003 (Insured; ACA)                                                          1,410,000                1,421,830


8


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation Trust Fund Authority,
  Transportation System

   5%, 6/15/2005                                                                              5,470,000                5,925,815

NEW MEXICO--.6%

Santa Fe County, Project Revenue

   (El Castillo Retirement) 5.25%, 5/15/2003                                                  2,000,000                1,988,140

NEW YORK--10.9%

New York City 7.50%, 2/1/2003                                                                   680,000                  693,015

New York State 5.625%, 8/15/2009                                                              5,000,000                5,550,300

New York State Dormitory Authority, Revenue

   (Court Facilities Lease) 5.30%, 5/15/2006                                                  4,000,000                4,126,960

New York State Housing Finance Agency

   Contract Obligation Revenue:
      5.375%, 9/15/2011 (Insured; MBIA)                                                       6,770,000                7,126,305

   (Health Facilities-New York City)
      5.875%, 5/1/2004                                                                        6,500,000                6,895,590

New York State Mortgage Agency, Revenue

   (Homeowner Mortgage) 5.15%, 9/1/2004                                                       3,090,000                3,266,470

TSASC Inc., Tobacco Flexible Amortization Bonds:

   5%, 7/15/2009                                                                              1,000,000                1,068,410

   5.125%, 7/15/2009                                                                          2,310,000                2,485,121

United Nations Development Corp., Revenue:

   5.10%, 7/1/2008                                                                            2,810,000                2,814,580

   5.20%, 7/1/2009                                                                            3,200,000                3,204,864

Yonkers Industrial Development Agency,
   Civic Facility Revenue

   (The Saint Joseph's Hospital, Yonkers Project):

      5.65%, Series A, 3/1/2003                                                                 700,000                  696,822

      5.65%, Series B, 3/1/2003                                                                 200,000                  199,092

      5.65%, Series C, 3/1/2003                                                                 300,000                  298,638

NORTH CAROLINA--1.1%

North Carolina Capital Facilities Finance Agency,
  Exempt Facilities, Revenue

   (Waste Management of Carolinas Project)
   4%, 8/1/2004                                                                               3,250,000                3,256,825

North Carolina Eastern Municipal Power Agency,
   Power System Revenue

   5.45%, 1/1/2004                                                                              500,000                  514,365

                                                                                                     The Fund  9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA--.3%

North Dakota Housing Finance Agency, Revenue

   (Housing Finance Program--Home Mortgage Finance)
   4.60%, 1/1/2003                                                                            1,135,000                1,164,635

OHIO--4.8%

Hamilton County, Local District Cooling Facilities Revenue

   (Trigen Cinergy) 4.90%, 6/1/2004                                                           2,000,000                2,023,840

Lorain County, HR, Improvement (Catholic Healthcare):

   5%, 10/1/2006                                                                              3,655,000                3,965,419

   5.25%, 10/1/2007                                                                           3,515,000                3,864,426

Ohio Mental Health Capital Facilities 5%, 12/1/2007                                           4,565,000                5,117,411

Ohio Water Development Authority, PCR

   (Cleveland Electric) 5.35%, 10/1/2002                                                      2,000,000                2,008,000

OKLAHOMA--4.8%

Oklahoma County Independent School District No.89

   5%, 2/1/2006 (Insured; FGIC)                                                               5,905,000                6,445,426

Tulsas, Municipal Airport Trust, Revenue
   (American Airlines Project):

      5.375%, 12/1/2006                                                                       5,000,000                4,056,800

      5.80%, 12/1/2004                                                                        5,000,000                3,955,600

Tulsas Port Catoosa Facilities Authority, Revenue

   (Cargill Inc. Project) 5.35%, 9/1/2006                                                     2,100,000                2,330,202

PENNSYLVANIA--2.9%

Dauphin County General Authority,

   (Office and Package--Riverfront Office)
   5.125%, 1/1/2003                                                                             685,000                  688,062

Delaware County Industrial Development Authority,

   PCR (Peco Energy Co. Project) 5.20%, 10/1/2004                                             3,000,000                3,157,740

Health Care Facilities Authority Of Sayre,
   Revenue (Guthrie Health Issue):

      5.50%, 12/1/2005                                                                        1,000,000                1,083,740

      5.50%, 12/1/2006                                                                        1,500,000                1,640,820

Montgomery County Industrial Development
   Authority, Revenue PCR
   (Peco Energy Co. Project) 5.30%, 10/1/2004                                                 3,380,000                3,547,040

RHODE ISLAND--3.3%

Rhode Island Health and Educational
   Building Corp., Revenue (Hospital Financing)
   3%, 9/1/2006 (LOC; Fleet National Bank)                                                    1,165,000                1,185,644

Rhode Island Housing and Mortgage Finance Corp.

  (Homeowner Opportunity Notes)

   4.50%, 3/22/2004                                                                          10,000,000               10,312,000


10
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--3.2%

College of Charleston, Higher Education Facilities Revenue:

   4%, 10/1/2003 (Insured; FGIC)                                                              1,055,000                1,081,523

   4%, 10/1/2004 (Insured; FGIC)                                                              1,100,000                1,150,831

   4%, 10/1/2005 (Insured; FGIC)                                                              1,145,000                1,216,242

Charleston County Health Facilities, First Mortgage Revenue

   (Episcopal Project) 5.30%, 10/1/2002                                                       4,660,000                4,660,000

South Carolina Public Service Authority, Revenue
   5%, 1/1/2006                                                                               3,000,000  (c)           3,253,830

TENNESSEE--1.0%

Metropolitan Government Nashville and Davidson County
   Industrial Development Board, Exempt Facility Revenue
   (Waste Management Inc. Project) 4.10%, 8/1/2004                                            3,500,000                3,513,475

TEXAS--15.4%

Brazos River Authority, PCR:

   (Texas Utilities Electric Co.) 4.80%, 4/1/2003                                                10,000                   10,055

   (Utilities Electric Co.) 5.05%, 6/19/2006                                                  5,000,000                5,162,900

   7.292%, 4/1/2003                                                                           4,995,000  (a,b)         5,050,245

Dallas-Fort Worth International Airport, Revenue

   5.50%, 11/1/2007 (Insured; MBIA)                                                           4,330,000                4,845,876

Dallas Waterworks and Sewer System, Revenue

   5%, 10/1/2006                                                                              3,500,000  (c)           3,795,610

Matagorda County Navigation District Number 1, PCR

   5.643%, 11/1/2003                                                                          5,000,000  (a,b)         5,015,850

North Central Texas Health Facility Development Corp.,
   Revenue (Baylor Health Care System Project):

      5.50%, 5/15/2004                                                                        5,000,000                5,295,700

      5.50%, 5/15/2007                                                                        4,000,000                4,463,480

Port Houston Authority, Harris County Port Improvement

   4%, 10/1/2004 (Insured; FGIC)                                                              1,770,000                1,842,004

Rio Grande City, Consolidated Independent School District

   Public Facilities Corp., LR 6.75%, 7/15/2010                                               6,000,000                6,510,420

Sabine River Authority, PCR (TXU Electric Co. Project)

   4%, 11/1/2003                                                                              5,115,000                5,142,979

South Texas Higher Education Authority Inc.,
   Student Loan Revenue

   5.30%, 12/1/2003                                                                             600,000                  620,574

Texas Public Property Finance Corp., Revenue

   (Mental Health & Retardation Center)
   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   2,700,000  (d)           2,754,486

Trinity River Authority, PCR (TXU Electric Co. Project)

   5%, 11/1/2006                                                                              3,500,000                3,607,975

                                                                                                     The Fund  11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTAH--1.2%

Intermountain Power Agency, Power Supply Revenue

   4%, 7/1/2006 (Insured; AMBAC)                                                              4,000,000                4,255,640

VIRGINIA--3.1%

Bedford County Industrial Development Authority, Revenue

   (Georgia Pacific Corp. Project) 4.60%, 8/1/2004                                            1,660,000                1,606,648

Fairfax County Economic Development Authority, RRR

   5.85%, 2/1/2006 (Insured; AMBAC)                                                           4,000,000                4,454,440

Hopewell Industrial Development Authority,
   Health Care Facility Revenue:

   (Colonial Heights) 5.60%, 10/1/2003
   (Prerefunded 10/1/2002)                                                                      205,000  (d)             207,073

   (Westport Convalescent Center):

      5.90%, 10/1/2005 (Prerefunded 10/1/2002)                                                  315,000  (d)             327,635

      6.15%, 10/1/2007 (Prerefunded 10/1/2002)                                                  175,000  (d)             182,021

      6.25%, 10/1/2008 (Prerefunded 10/1/2002)                                                  410,000  (d)             426,449

Rockingham County Industrial Development Authority,

   Residential Care Facility, Revenue
   (First Mortgage--Mennonite) 5.10%, 4/1/2003                                                3,800,000                3,805,206

WASHINGTON--2.8%

Energy Northwest, Wind Project Revenue

   4.30%, 7/1/2005                                                                            1,205,000                1,244,114

Washington Public Power Supply System, Revenue:

   (Nuclear Project Number 2) 5%, 7/1/2003                                                    3,000,000                3,073,770

   (Nuclear Project Number 1) 5%, 7/1/2005                                                    5,000,000                5,387,800

WISCONSIN--2.3%

Badger, Tobacco Asset Securitization Corp.,
   Tobacco Settlement Asset-Backed Bonds
   5.50%, 6/1/2006                                                                            4,000,000                4,269,480

Kaukauna, PCR (International Paper Co. Project)

   5.40%, 5/1/2004                                                                            3,610,000                3,787,287

U.S. RELATED--.4%

Virgin Islands Public Finance Authority, Revenue

   6%, 10/1/2006                                                                              1,220,000                1,316,685

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $343,136,188)                                                                                               349,411,917

12

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.0%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--.7%

New Hampshire Health and Education Authority, HR, VRDN

   (Wentworth Douglass Hospital) 2.25%                                                        2,500,000  (e)           2,500,000

PENNSYLVANIA--.3%

Allegheny County, Industrial Development Authority,
  Health and Housing Facilities,

   Revenue, VRDN (Longwood) 2.15%                                                             1,000,000  (e)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESMENTS

   (cost $3,500,000)                                                                                                   3,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $346,636,168)                                                            100.3%              352,911,917

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)               (1,161,573)

NET ASSETS                                                                                       100.0%               351,750,344

                                                                                                     The Fund   13

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              18.4

AA                               Aa                              AA                                               21.2

A                                A                               A                                                16.0

BBB                              Baa                             BBB                                              21.8

BB                               Ba                              BB                                                2.7

F1                               MIG1/P1                         SP1/A1                                            9.3

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                    10.6

                                                                                                                 100.0

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2002, THESE SECURITIES AMOUNTED TO $27,015,141 OR 7.7% OF NET ASSETS.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(G)  AT  SEPTEMBER  30,  2002,  THE FUND HAD  $88,442,491  (25.1%) OF NET ASSETS
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


14



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           346,636,168   352,911,917

Cash                                                                    600,361

Interest receivable                                                   5,645,978

Receivable for investment securities sold                             3,121,127

Receivable for shares of Beneficial Interest subscribed                   6,563

Prepaid expenses                                                         19,364

                                                                    362,305,310
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           184,153

Payable for investment securities purchased                          10,053,773

Payable for shares of Beneficial Interest redeemed                      266,137

Accrued expenses                                                         50,903

                                                                     10,554,966
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      351,750,344
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     353,072,559

Accumulated undistributed investment income--net                        152,817

Accumulated net realized gain (loss) on investments                  (7,750,781)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      6,275,749
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      351,750,344
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 26,807,355

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.12

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  15


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,695,997

EXPENSES:

Management fee--Note 3(a)                                              893,596

Shareholder servicing costs--Note 3(b)                                 246,472

Custodian fees                                                          20,985

Professional fees                                                       20,272

Registration fees                                                       18,840

Prospectus and shareholders' reports--Note 3(b)                         10,119

Trustees' fees and expenses--Note 3(c)                                   4,396

Loan commitment fees--Note 2                                             1,453

Miscellaneous                                                           15,028

TOTAL EXPENSES                                                       1,231,161

INVESTMENT INCOME--NET                                               6,464,836
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                375,583

Net unrealized appreciation (depreciation) on investments            5,577,879

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,953,462

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,418,298

SEE NOTES TO FINANCIAL STATEMENTS.


16


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2002           Year Ended
                                              (Unaudited)       March 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,464,836           12,608,327

Net realized gain (loss) on investments           375,583           (1,780,738)

Net unrealized appreciation (depreciation)
   on investments                               5,577,879           (1,731,813)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,418,298            9,095,776
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (6,536,456)         (12,459,843)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  72,015,768         182,813,602

Dividends reinvested                            5,652,694          10,730,485

Cost of shares redeemed                       (87,927,204)       (114,432,030)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (10,258,742)         79,112,057

TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,376,900)         75,747,990
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           356,127,244          280,379,254

END OF PERIOD                                 351,750,344          356,127,244

Undistributed investment income--net              152,817              224,392
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,524,252           14,018,414

Shares issued for dividends reinvested            433,182              823,852

Shares redeemed                               (6,735,350)          (8,801,134)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (777,916)            6,041,132

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  17


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                        Six Months Ended
                                      September 30, 2002                                     Year Ended March 31,
                                                                   -----------------------------------------------------------------
                                              (Unaudited)           2002(a)       2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              12.91           13.01        12.81         13.08          13.08       12.91

Investment Operations:

Investment income--net                                .24(b)         .52(b)        .55           .54            .54         .55

Net realized and unrealized
   gain (loss) on investments                         .21           (.10)          .20          (.27)           .00(c)      .17

Total from Investment Operations                      .45            .42           .75           .27            .54         .72

Distributions:

Dividends from
   investment income--net                            (.24)          (.52)         (.55)         (.54)          (.54)       (.55)

Dividends from net realized
   gain on investments                                 --             --            --          (.00)(c)         --        (.00)(c)

Total Distributions                                  (.24)          (.52)         (.55)         (.54)          (.54)       (.55)

Net asset value, end of period                      13.12          12.91         13.01         12.81          13.08       13.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     3.50(d)        3.24          5.96          2.10           4.23        5.64
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .69(e)         .69           .71           .73            .73         .76

Ratio of net investment
   income to average net assets                      3.62(e)        3.98          4.26          4.15           4.15        4.19

Portfolio Turnover Rate                             32.53(d)       54.94         37.77         39.10          20.68       31.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    351,750        356,127       280,379       270,181        303,791     294,432

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS FOR DEBT SECURITIES.
     THE  EFFECT OF THIS  CHANGE  FOR THE  PERIOD  ENDED  MARCH 31,  2002 WAS TO
     INCREASE NET INVESTMENT  INCOME PER SHARE BY $.01 AND DECREASE NET REALIZED
     AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.01 AND INCREASE
     THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET  ASSETS  FROM 3.96% TO
     3.98%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO
     APRIL  1,  2001  HAVE  NOT  BEEN   RESTATED  TO  REFLECT   THIS  CHANGE  IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


18



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ( the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

                                                             The Fund  19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $6,297,890 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $3,037,636 of the carryover expires in fiscal 2003, $2,873,602 expires in fiscal 2004, $82,442 expires in fiscal 2008 and $304,210 expires in fiscal 2009.


20


The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 were as follows: tax exempt income $12,459,843. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended September 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's

                                                                    The Fund  21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

shares, for servicing shareholder accounts, and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual rate of .10 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended September 30, 2002, the fund was charged $181,801 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $43,336 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

22

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to
$126,585,991    and    $114,027,615,    respectively.

At September 30, 2002, accumulated net unrealized appreciation on investments was $6,275,749, consisting of $8,351,480 gross unrealized appreciation and $2,075,731 gross unrealized depreciation.

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund  23

NOTES

                For More Information

                        Dreyfus
                        Short-Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  591SA0902